                                    [LOGO]


                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                               MONEY MARKET TRUST

                               SEPTEMBER 6, 1996,
                        AS SUPPLEMENTED OCTOBER 25, 1996

                              STAGECOACH FUNDS(R)

                               MONEY MARKET TRUST

Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the MONEY MARKET TRUST (the "Fund").

The MONEY MARKET TRUST seeks to provide investors with current income and stability of principal.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated September 6, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 800-222-8222.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES THE FUND WITH CERTAIN
 OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"),
   WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR,
     ADMINISTRATOR AND DISTRIBUTOR.

                      PROSPECTUS DATED SEPTEMBER 6, 1996,
                        AS SUPPLEMENTED OCTOBER 25, 1996

                                                                      PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                           1
SUMMARY OF FUND EXPENSES                     3
FINANCIAL HIGHLIGHTS                         5
HOW THE FUND WORKS                           6
THE FUND AND MANAGEMENT                      9
INVESTING IN THE FUND                       11
DIVIDENDS                                   13
HOW TO REDEEM SHARES                        13
MANAGEMENT AND SERVICING FEES               15
TAXES                                       17
PROSPECTUS APPENDIX - ADDITIONAL
  INVESTMENT POLICIES                      A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Money Market Trust seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing its assets in high quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months).

    See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.

Q.  HOW DO I INVEST?

A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through

                                        1                             PROSPECTUS
    the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. See "Investing in the Fund" for additional information.

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Shares."

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Fund are declared daily, paid monthly and automatically reinvested in additional shares of the Fund at NAV. Shareholders may also elect to receive dividends in cash. Any capital gains are distributed at least annually in the same manner as dividends. See "Dividends" for additional information.

PROSPECTUS                              2

                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).............................................. None
Sales Charge Imposed on Reinvested Dividends................... None
Sales Charge Imposed on Redemptions............................ None
Exchange Fees.................................................. None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee (after waivers or reimbursements)1............   0.00%
Rule 12b-1 Fee...............................................   0.00%
Other Expenses (after waivers or reimbursements)2............   0.20%
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)2...........................................   0.20%

-------------------------------

(1) Management Fees (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.
(2) Other Expenses (before waivers or reimbursements) and Total Fund Operating Expenses (before waivers or reimbursements) would be 0.57% and 0.82%, respectively.

Note: The table does not reflect any charges that may be imposed by Wells Fargo
      Bank or another Bank directly on certain customer accounts in connection with an investment in the Fund.

                                        3                             PROSPECTUS

EXAMPLE OF EXPENSES

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment in
a Fund, assuming a 5% annual return
and redemption at the end of each
time period indicated:
    Money Market Trust.............     $2       $ 6       $11       $ 26

                             EXPLANATION OF TABLES

  The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will bear directly or indirectly.

  SHAREHOLDER TRANSACTION EXPENSES are charges incurred when an investor buys or sells Fund shares. Fund shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

  ANNUAL FUND OPERATING EXPENSES for Fund shares are based on applicable contract amounts and derived from amounts incurred during the most recent fiscal year for the predecessor portfolio, the Money Market Trust of Pacifica Funds Trust, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the Company's current fiscal year. Wells Fargo Bank and Stephens have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund to ensure that the Total Fund Operating Expenses do not exceed, on an annual basis, 0.20% of the Fund's average daily net assets through August 31, 1997. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                              4

                              FINANCIAL HIGHLIGHTS

    The following information has been derived from the Financial Highlights in the financial statements for the fiscal periods ended September 30, 1995 and March 31, 1996 for Pacifica Funds Trust's Money Market Trust, the predecessor portfolio to the Fund. This information is provided to assist you in evaluating the Fund's performance for each of the periods presented. The financial information for the four-month period ended September 30, 1995 was audited by the predecessor portfolio's independent auditors, whose report on the financial statements for the period appears in the 1995 Annual Report to Shareholders for the predecessor portfolio. This report and the related financial statements are incorporated by reference into the SAI. The unaudited financial information and related notes for the six-month period ended March 31, 1996 appear in the Semi-annual Report to Shareholders of the predecessor portfolio, and the related financial statements are also incorporated by reference into the SAI. The financial information for each of the four years ended May 31, 1995 to 1992 and the period ended May 31, 1991 was audited by the predecessor portfolio's former independent accountants. This information should be read in conjunction with the related financial statements and the notes thereto.

                             MONEY MARKET TRUST(1)
                            FOR A SHARE OUTSTANDING

                                              SIX-MONTH     FOUR-MONTH                                                 FOR THE
                                             PERIOD ENDED  PERIOD ENDED          FOR THE YEAR ENDED MAY 31,          PERIOD ENDED
                                              MARCH 31,     SEPT. 30,      ---------------------------------------     MAY 31,
                                                 1996        1995(2)         1995       1994      1993      1992         1991
                                             ------------  ------------    --------   --------   -------   -------   ------------
                                             (UNAUDITED)
Net Asset Value -- Beginning of Period.......     $ 1.00       $ 1.00        $ 1.00     $ 1.00    $ 1.00    $ 1.00       $ 1.00
Income from Investment Operations:
  Net investment income......................       0.03         0.02          0.05       0.03      0.03      0.05         0.05
Dividends and Distributions to Shareholders
  Dividends from Net Investment Income.......      (0.03)       (0.02)        (0.05)     (0.03)    (0.03)    (0.05)       (0.05)
  Net Asset Value -- End of Period...........     $ 1.00       $ 1.00        $ 1.00     $ 1.00    $ 1.00    $ 1.00       $ 1.00
  Total Return (excluding sales load)........       2.77%        5.70%(3)      5.05%      3.21%     2.94%     4.56%        6.48%(3)
Ratios/Supplemental Data:
  Net Assets, End of Period (000)............   $894,244     $286,863      $290,483   $300,894   $74,375   $87,039     $113,141
  Ratio of Expenses to Average Net Assets....       0.19%(3)       0.19%(3)     0.17%     0.18%     0.46%     0.48%        0.69%(3)
  Ratio of Net Investment Income to Average
    Net Assets...............................       5.45%(3)       5.70%(3)     5.06%     3.21%     2.94%     4.56%        6.48%(3)
  Ratio of Expenses to Average Net Assets
    without Fee Waivers......................       0.55%(3)       1.11%(3)     1.07%     1.02%     1.08%     1.04%        1.08%(3)
  Ratio of Net Investment Income to Average
    Net Assets without Fee Waivers...........       5.09%(3)       4.78%(3)     4.16%     2.37%     2.32%     4.00%        6.09%(3)

-------------------
(1) The predecessor portfolio to the Fund commenced operations initially as the Money Market Fund of Westcore Trust on September 17, 1990 until its reorganization as the Money Market Trust of the Pacifica Funds Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization on October 1, 1995, First Interstate Capital Management, Inc. assumed investment advisory responsibilities for the Money Market Trust.
(2) The Money Market Trust changed its fiscal year from May 31 to September 30.
(3) Annualized.

                                        5                             PROSPECTUS

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES

  The Money Market Trust seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing in high-quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the 1940 Act. Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, repurchase agreements and variable-and floating-rate instruments. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. In seeking to achieve its investment objective, the Fund invests in "money market" instruments such as those described below and under "Prospectus Appendix -- Additional Investment Policies". During normal market conditions, the Fund invests at least 80% of its assets in money market instruments.

  The Fund may invest in bankers' acceptances guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion, and in certificates of deposit of domestic branches of U.S. banks, savings banks and savings and loan associations that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

  In addition, the Fund may invest in U.S. dollar-denominated time deposits and certificates of deposit issued by foreign branches of such U.S. banks and savings and loan associations. Investments by the Fund in the obligations of foreign branches of domestic banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Although time deposits made by the Fund will normally mature within several days, the Fund may make time deposits with longer maturities.

  The Fund may invest in commercial paper (including variable- and floating-rate instruments) and corporate bonds with remaining maturities of 397 days or less. All securities acquired by the Fund will be U.S. Government obligations or other "First Tier Securities" as defined under Rule 2a-7. First Tier Securities generally consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSRO") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors.

PROSPECTUS                              6

  Commercial paper purchased by the Fund may include paper issued in reliance on the so-called "private placement" exemption under Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities described above where the Board of Directors or the investment adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

  The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies. For additional descriptions of the types of securities and investment practices used by the Fund, see "Risk Factors" and "Prospectus
Appendix -- Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.

RISK FACTORS

  Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invest. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

                                        7                             PROSPECTUS

  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. Of course, the Fund cannot guarantee a $1.00 share price. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top rating category by the required number of NRSROs or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.

  The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities are not permitted investments for the Fund:

  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters." The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about the investment policies and risks.

PERFORMANCE

  Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance.

PROSPECTUS                              8

  Yield refers to the income generated by an investment in the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes that the income earned from the shares is reinvested at NAV in shares of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

  Average annual return is based on the overall dollar or percentage change of an investment in the Fund's shares and assumes the investment is at NAV and all dividends and distributions attributable to the shares are reinvested at NAV in shares of the Fund.

  In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as 30-day yields or, in sales literature, distribution rates.

  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling 1- 800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

                            THE FUND AND MANAGEMENT

  The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of the following series: Aggressive Growth, Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds. The Arizona Tax-Free, Balanced, California Tax-Free Bond, Equity Value, Ginnie Mae, Growth and Income, Intermediate Bond, Money Market Mutual, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds each offer three classes of shares. The Aggressive Growth, Asset Allocation, California Tax-Free Income, Diversified Income, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds each offer two classes of shares. The California Tax-Free Money Market Mutual, Corporate Stock, Government Money Market Mutual, Money Market Trust, and National Tax-Free Money Market Mutual Funds each offer one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of

                                        9                             PROSPECTUS
shares, which are sold primarily to institutional investors at NAV. Each class of shares represents an equal, proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

  The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a Fund s investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

MANAGEMENT

  Wells Fargo Bank serves as the Fund's investment adviser, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1996, Wells Fargo Bank provided investment advisory services for approximately $56 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser or sub-adviser to the other separately managed series (or the master portfolio in which a series may invest) of the Company, and to five other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

  From October 1, 1995 until its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio. WFIM, a wholly owned subsidiary of Wells Fargo & Company, is located at 444 Market Street, San Francisco, California 94105. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as the investment adviser to the Fund.

PROSPECTUS                             10

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

  Stephens is the Company's sponsor and administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

                             INVESTING IN THE FUND

SHARE PRICE

  The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Money Market Trust is computed by adding the value of its portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

  Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently the holidays observed by both the New York Stock Exchange and Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

                                       11                             PROSPECTUS

  Wells Fargo Bank calculates the Fund's NAV as of 12:00 Noon (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.

  The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

  Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holders of record of Fund shares acting on behalf of its Customers and reflects its Customers beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives.

  Purchase orders for shares in the Fund must be received by the Fund by 12:00 Noon (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available to the Custodian no later than 12:00 Noon (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.

  The Bank is responsible for transmitting orders for purchases by the Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

PROSPECTUS                             12

  The Company reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

STATEMENTS AND REPORTS

  If a Bank is the recordholder for an investor's account, the Bank sends the investor a monthly account statement after the end of each month in which there has been a transaction that affects the share balance or Fund account registration. A statement with tax information for each year is mailed to investors by January 31 of the following year and also is filed with the Internal Revenue Service ("IRS"). At least twice a year, investors receive financial statements from the Fund.

                                   DIVIDENDS

  Dividends from net investment income are declared daily payable to shareholders of record as of 12:00 Noon (Pacific time). If your purchase order is received before 12:00 Noon on any Business Day, you begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually. The Fund does not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

  Dividends declared in a month generally are paid on the last Business Day of that month. All dividends are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. Distributions from net realized securities gains are declared and paid once a year, but the Fund may make distributions on a more frequent basis. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.

                              HOW TO REDEEM SHARES

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for transmitting redemption requests to the Company and crediting its Customers' accounts

                                       13                             PROSPECTUS
with the redemption proceeds on a timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

  With respect to former shareholders of Westcore Trust or Pacifica Funds Trust who do not have a relationship with a Bank, Fund shares may be redeemed by writing or calling the Company directly at the address or phone number shown on the first page of the Prospectus. When shares are redeemed directly from the Fund, the Company ordinarily sends the proceeds by check to the investor at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Company may suspend redemptions or postpone payment dates.

  To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In

PROSPECTUS                             14
this event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.

  A redemption may result in a recognized gain or loss for federal income tax purposes, irrespective of whether the redemption is paid in cash or in kind.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Money Market Trust. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. During the Fund's last fiscal period ended September 30, 1995, all investment advisory fees were waived by the Fund's former adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENTS

  The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison servicing with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these

                                       15                             PROSPECTUS
services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules").

  A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct the Fund's business, and compensates the Company's Directors and officers who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable

PROSPECTUS                             16
to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES

  The Company intends to qualify the Fund each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund is treated as a separate entity for federal income tax purposes and, thus, the provisions of the Code applicable to regulated investment companies are applied to the Fund separately, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses are determined separately for the Fund. By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and any net realized capital gains distributed to its shareholders. The Fund intends to pay out substantially all of its net investment income and any net realized capital gains each year.

  Dividends from net investment income and net realized short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) declared and paid by the Fund will be taxable as ordinary income to its shareholders. Any capital gain distributions, attributable to the Fund's net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses), will generally be taxable to shareholders as long-term capital gain, regardless of the length of time that the Fund's shares have been held. Such dividends and distributions will be taxable to shareholders irrespective of whether the shareholder takes them in cash or has them automatically reinvested in additional Fund shares. You may be eligible to defer the taxation of dividend and capital gains distributions on Fund shares which are held under a qualified tax-deferred retirement plan. The Fund does not expect its dividends to qualify for the dividends-received deduction allowed to corporate shareholders.

  An investor must provide a valid taxpayer identification number ("TIN"), generally the investor's social security or employer identification number, upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. In addition, the Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the TIN provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or

                                       17                             PROSPECTUS
that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes -- Foreign Shareholders" in the Fund's SAI.

  The foregoing discussion is based on tax laws in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisor with respect to their specific tax situation and state and local taxes. Further federal income tax considerations are discussed in the SAI.

PROSPECTUS                             18

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

 FUND INVESTMENTS

   Money Market Trust

  The Money Market Trust may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

  (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

  (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

  (iv) commercial paper unrated at the date of purchase but deemed comparable to rated commercial paper in which the Fund may invest and/or secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

  (v) certain floating and variable rate instruments ("variable rate instruments") (discussed below);

  (vi) certain repurchase agreements ("repurchase agreements") (discussed below); and

  (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of

                                      A-1                            PROSPECTUS
up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  The Fund may also purchase "stripped securities," which include participations in trusts that hold U.S. Treasury obligations (such as TIGRs and CATS) and interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System which represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

  Other Investment Companies

  The Money Market Trust may invest in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Fund may invest. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund; however, the Fund's investment adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested. The Fund may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

PROSPECTUS                            A-2

  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Fund may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date at which the Fund may tender the instrument back to the issuer, whichever is later. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such obligations. The Fund may invest in floating- and variable-rate obligations even if they carry stated maturities in excess of 397 days, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding 397 days.

  Wells Fargo Bank, as investment adviser to the Fund, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time the Fund elects to demand payment and the time payment is due, thereby affecting the Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Repurchase Agreements

  The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the Fund. All repurchase agreements must be collateralized at 102% based on values that are marked to market daily. While the maturities of the underlying securities in a repurchase agreement transaction may be greater than 397 days, the term of any repurchase agreement on behalf of the Fund will always be less than one year. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. The Fund will enter into repurchase agreements only with primary reporting dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with Wells Fargo Bank. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

                                      A-3                             PROSPECTUS

  Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

  Foreign Obligations

  The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  When Issued, Forward Commitment and Delayed-Settlement Securities

  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund s forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund s total assets absent unusual market conditions. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

PROSPECTUS                            A-4

  Reverse Repurchase Agreements

  The Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account, liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the investment adviser will continuously monitor the account to ensure that the value is maintained. The Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by the Fund in connection with a reverse repurchase agreement will reduce the Fund s net investment income. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

  Short-Term Trading

  The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements,

                                      A-5                             PROSPECTUS
commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) U.S. Government obligations, and (b) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

  As a matter of nonfundamental policy, the Fund may not: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

  With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. For purposes of item
(ii), repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, and securities that are not registered under the Securities Act of 1933 (the "1933 Act") but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit, unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company s Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company s Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company s Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

PROSPECTUS                            A-6

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND
DIVIDEND DISBURSING AGENT AND
CUSTODIAN

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

LEGAL COUNSEL

Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

FOR MORE INFORMATION ABOUT THE FUND, SIMPLY CALL 1-800-222-8222, OR WRITE:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH MONEY MARKET FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible loss of
    principal
  - seek to maintain a stable net asset value of $1.00 per               [LOGO]
    share, however, there can be no assurance that the fund
    will meet this goal. Yields will vary with market
    conditions.

[LOGO]
Printed on Recycled Paper                                          SC0231 (9/96)

[LOGO]

P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH MONEY MARKET FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involves investment risk, including possible loss of
  principal
  - seek to maintain a stable net asset value of $1.00 per               [LOGO]
    share, however, there can be no assurance that the fund
    will meet this goal. Yields will vary with market
    conditions.

[LOGO]
Printed on Recycled Paper                                          SC0231 (9/96)